ACQUISITIONS - Disclosure of detailed information about fair value of assets and liabilities acquired (Details) - Kilo Inc [member]	Sep. 27, 2019 USD ($)
Total consideration:
Cash consideration	$ 98,124
Purchase Price	98,124
Fair value of assets and liabilities:
Cash and cash equivalent	599
Property, Plant and Equipment	223,346
Exploration and Evaluation Assets	175,446
Accounts payable and accrued liabilities	(301,267)
Fair value of net assets acquired	$ 98,124